VIRGINIA, HAMPTON ROADS AND VIRGINIA BEACH Presented to Armada Hoffler Investors Exhibit 99.2

Introduction
As you know, a majority of Armada Hoffler’s
portfolio is located in Virginia
The crown jewel of its portfolio is The Town Center
of Virginia Beach
Which is located in the Hampton Roads
Metropolitan Statistical Area (MSA)
In order to understand the underlying strength of its
portfolio, I will cover the demographics of the state,
Hampton Roads area, and Virginia Beach

DIVARIS REAL ESTATE, INC.

ME
VT
NH
NY
MA
CT
RI
PA
NJ
DC
DE
MD
VIRGINIA
NC
SC
GA
FL

Virginia’s Location
40 percent of the nation’s
population within a day’s
drive
Integrated transportation
system of highways,
railroads, airports and
seaports
Proximity to Washington DC
and federal policy makers
and government system

Virginia is Best for Business
State of Virginia Accolades:
(Pollina Real Estate
(CNBC, 2011)
Number One for Pro-Business Climate,
Inc, 2011)
America’s Top State for Business,
Forbes.com: Virginia is One of the Best States for
Business
Top Performing State Government for planning and
management of money, people, information and
infrastructure

Why Virginia? Low Business Costs High Quality of the Workforce Reasonable Cost of Living Business Friendly Northernmost Right-to-Work State Impressive Economic Growth

Virginia: Business First
AAA Bond rating maintained since 1938, longer than
any other state
Corporate income tax of 6% not increased since 1972
Streamlined permitting process
Recruitment training programs
help businesses become
operational faster

Robust State Economy
Birthplace of the Internet
Leading center of software
development
One of only four states
capable of launching
communications and other
commercial satellites into space
Biomedical and telemedicine
burgeoning industries

Robust State Economy
More than 17,000 high-tech establishments
Ranks 3rd as recipient of federal R&D funds
In top 10 of states for knowledge-based,
globalized, IT-driven, entrepreneurial, innovation-
based economy
(“2012
State New Economy
Index”
by Information
Technology and Innovation Foundation
)
Exported $18.2 billion in merchandise in 2012

Visiting Virginia
Tourism generates $21.2 billion in revenue,
supports 210,000 jobs and provides $1.36
billion in state and local taxes
200 Wineries named One of 10 Best Wine
Travel Destinations of 2012
(Wine Enthusiast)
History includes Jamestown- the First
English Settlement, Colonial Williamsburg,
Yorktown National Battlefield, Monticello,
and Civil War sites

PENNSYLVANIA
OHIO
MARYLAND
NEW JERSEY
WEST VIRGINIA
KENTUCKY
DELAWARE
TENNESSEE
NORTH CAROLINA
RESTON
ARLINGTON
ALEXANDRIA
95
CHARLOTTESVILLE
64
RICHMOND
81
ROANOKE
NEWPORT NEWS
HAMPTON
PORTSMOUTH
NORFOLK
VIRGINIA BEACH
CHESAPEAKE
85

State of Virginia Map 4 Major MSAs in Virginia in order of size: 1. Northern Virginia 2. Hampton Roads 3. Richmond Metro 4. Roanoke Valley

WILLIAMSBURG
64
CHESAPEAKE BAY
NEWPORT NEWS
HAMPTON
64
Chesapeake Bay Bridge Tunnel
13
ATLANTIC OCEAN
Hampton Roads Bridge Tunnel
SMITHFIELD
258
664
564
NORFOLK
PORTSMOUTH
264
264
464
SUFFOLK
13
64
VIRGINIA BEACH
CHESAPEAKE
17

Hampton Roads Map
MSA Population = 1.7 million
DMA Population = 2.1 million
Comprising:
Virginia Beach
Norfolk
Chesapeake
Portsmouth
Suffolk
Hampton
Newport News
Poquoson
Williamsburg
Smithfield
York County
James City County
Isle of Wight County

Hampton Roads’ Location
Southeastern seaboard of Virginia
Home of world’s largest natural
deepwater harbor
33  largest MSA in the country
Ten cities and five counties
Washington DC is 200 miles north
Virginia’s second largest MSA, and
the State’s first, second and third
largest cities by population
rd

Hampton Roads’ Transportation
Two airports: Norfolk International Airport and
Newport News/Williamsburg have over 250 direct
flights daily
Interstate 64 encircles the MSA
Chesapeake Bay Bridge Tunnel saves 90 miles traveling
to New York/New Jersey
Three crossings between Peninsula and Southside:
Monitor Merrimack Bridge Tunnel, Hampton Roads
Bridge Tunnel and James River Bridge

Light Rail Operating from Downtown Norfolk to
Virginia Beach; to be Extended to Town Center and
Convention Center/Resort Oceanfront
Amtrak Service Now to Norfolk
High Speed Rail Expected
Hampton Roads’ Transportation

DIVARIS REAL ESTATE, INC.

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ADVANCED TECHNOLOGY
CENTER

Hampton Roads’ Economy
2   Best Performing Metro Economy in
the Nation During the Recession,
Civilian labor force almost 800,000
Large military and government
contractors brings skilled pool of
potential workers that few other
MSAs enjoy
nd
Brookings Institution

Hampton Roads’ Industries
Known for its ports and maritime-
related industries: warehousing,
distribution and logistics operations
Defense-related industries
Modeling and simulation
Aerospace and aviation
Shipbuilding, nuclear powered
submarines and aircraft carriers
Management (headquarters)
operations

Virginia Ports Advantages
Only East Coast port with 50’ deep and unobstructed sea
lanes and channels
Already servicing larger “Post-Panamax” vessels expected to
increase in number as Panama Canal expansion is completed
Restructuring the Port of Virginia operations to improve
efficiencies, customer services, to save $3-6 million annually
Port business up record-setting10% more in fiscal year 2013
Warehouse and distribution facility vacancies typically follow container volume increases
Major big boxes already have distribution centers here;
warehouse vacancy is already low
Expect increase of jobs for supporting industries

Hampton Roads’ Employers
Huntington Ingalls Industries – Newport News Shipbuilding:
22,000+ employees
Sentara Healthcare: 10,000+ employees
Smithfield Packing Company and Gwaltney of Smithfield,
Ltd.  Meat processing and packing
Stihl, Inc. power tools
Norfolk Southern Corporation (railway transportation)
Norfolk Naval Shipyard
Naval Medical Center of Portsmouth
Riverside Health System
Amerigroup/Wellpoint
Dollar Tree
Regional Tourism creates 12,000+ seasonal jobs

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Germany	Japan	Iceland	Canada
Israel	Switzerland	Hong Kong	Denmark
United Kingdom	Sweden	Italy	India

International Focus Favored location for international companies, 160 firms from 27 countries From Switzerland, Germany, Japan, UK, Sweden, the Netherlands, Canada, France and many others

Hampton Roads’ Culture
Chrysler Museum of Art
Virginia Symphony
Virginia Arts Festival
Chrysler Hall
Virginia Opera
Virginia Stage Company
Museum of Contemporary Art
(MOCA)
The Sandler Center for the
Performing Arts
Hampton Coliseum
Norfolk Scope
Virginia Living Museum
Nauticus National Maritime Center
Colonial Williamsburg
MacArthur Memorial
Busch Gardens
nTelos Pavilion at Harbor Center
Farm Bureau Live Virginia Beach
Amphitheater
Ferguson Center

Hampton Roads’ Retailers Nordstrom Brooks Brothers Ann Taylor Williams Sonoma Urban Outfitters Talbots Coach J.Crew Pottery Barn Whole Foods Trader Joe’s Macy’s Dillard’s Chico’s Apple

The City of Virginia Beach
39  Most populous city in the United States with
438,000 residents
Larger than Charlotte, Richmond, Austin, Salt Lake City,
Milwaukee, Nashville and Indianapolis
Encompasses 307 square miles
59 miles of waterfronts
100 miles of bikeways
2012 Tourism revenue $1.28 Billion
Tourism-related taxes over $100 Million
Government named Best-run City
in U.S.
(Wall Street Journal, January 2012)
th

Virginia’s Future: Offshore Wind
Virginia is one of only two sites on the Atlantic coast
selected by the US government for commercial
development of offshore wind power
23 Nautical miles out to sea lies coveted 113,000 acres
where 1  utility-scale offshore wind farm may be
operational in the next decade
Hampton Roads could emerge as main source for building
Colossus-sized wind turbines and the specially constructed
ships needed to transport them
st

Offshore Natural Gas Resources
VA could generate $250 - $500 million in savings on
natural gas over 30 years
American Petroleum Institute estimates: leasing, drilling
and development activity off VA’s coast could generate
16,400 jobs by 2020
$644 million over 10 years in direct/indirect payroll to
VA
$7.84 billion of new investment in Virginia
Federal legislation could yield $3 billion in royalties to VA over 30 years
Maritime and Engineering industry in place to capture
onshore investment

Virginia Beach Accolades
2   Most Business-Friendly City in America
(CNN Money.com Report, June 2013)
One of America’s Hardest-Working Cities
(Forbes, August 2013)
One of America’s 50 Best Cities
(Bloomberg Businessweek, September 2012)
#2 Best City in U.S. for Raising a Family
(Wall Street Journal, January 2012)
6  Happiest City in the U.S. to Work
(Forbes, January 2013)
Fittest City in America
(Facebook’s Fittest Cities, 2013)
Virginia Beach’s Boardwalk Listed in Top 10
Great Public Spaces in America  (American Planning
Association, October 2009)
nd
th

SAIC – defense contractor
STIHL, Inc. – manufacturer of power driven tools
GEICO – insurance
Christian Broadcasting Network
Sentara Medical Group
Amerigroup/Wellpoint
The economy has grown at an extraordinary
average of 100 new businesses per month
Virginia Beach’s Employers

10 MILES FROM THE TOWN CENTER OF VIRGINIA BEACH
CHESAPEAKE BAY
DOWNTOWN NORFOLK
OCEANFRONT RESORT AREA
Virginia Beach
Portsmouth
Chesapeake
Hampton Roads
Ocean View Beach Park
Craney Island US Naval Reservation
Northwest
Northeast Virginia Beach
North Central
Mt Trashmore Park
Indian River
South Norfolk
Greenbrier East
Deep Creek North
Oak Grove Lake Park
Bells Mill Park
Redwing Park
North Bay
Shipps Bay
Little Island Park
Back Bay National Wildlife Refuge
Back Bay
Pleasant Grove West
Northwest River Park
Munden Point Park
Virginia
North Carolina

The Center of Everything The Town Center of Virginia Beach is 10 Miles from Downtown Norfolk 7.5 Miles from the Chesapeake Bay 10 Miles from the Virginia Beach Oceanfront Resort Area

Virginia Beach Map Bounded on South by North Carolina state line On East by Atlantic Ocean On North by Chesapeake Bay Interstate 264 Runs East-West from Oceanfront Resort Area to Downtown Norfolk

DIVARIS
REAL ESTATE, INC.

Virginia Beach Blvd
BB&T
Pearle Vision
Virginia Beach Blvd
Virginia Beach Blvd
Virginia Beach Blvd
Virginia Beach Blvd
Men's Wearhouse and Tux
Rosin David A MD
Gordon Biersch Brewery
The Cheesecake Factory
PF Chang's China Bistro
TowneBank
Brookstone
Hilton Garden Inn Virginia Beach Town Center
LensCrafters
Harold's
Columbus Square North
Columbus Square South
Town Center Dr
Sara B. Rafal
Troutman Sanders LLP
Divaris Real Estate
Keagan's Irish Pub and
Bank St
Market St
Funny Bone Comedy Club & Restaurant
Armada Hoffler
BRAVO! Cucina Italiana
Jimmy John's Gourmet Sandwiches
F.y.e
The Town Center of Virginia Beach
The Art Institute of Virginia Beach
McCormick & Schmick's
Main St
Main St
Main St
Ruth's Chris Steak House
California Pizza Kitchen
Independence Blvd
Virginia Beach Taxi Town Center
Yard House Virginia Beach
The Westin Virginia Beach Town Center
Simply Fresh Cafe & Market
Daily Grind
Town Center Dr
Schlotzsky's
Beasley Dr
Beasley Dr
Beasley Dr
The Royal Chocolate
David H. McDaniel, MD Laser & Cosmetic Center
Built Right
Saffron Indian Bistro
Bed Bath & Beyond
Columbus St
Columbus St
Columbus St
H&R Block
Dick's Sporting Goods
Central Park
Verizon Wireless
Regal Cinemas Columbus Stadium 12 Movie Theater
Market St
S Independence Blvd
Map data ©2013 Google · Edit in Google Map Maker

Virginia Beach’s CBD Anchored by The Town Center of Virginia Beach, comprising 17 city blocks

The Center of Everything
Crossroads of the highest volume roadways headed
"east/west" and "north/south“
The largest commercial concentration with the lowest
vacancy rates in Hampton Roads
The tallest buildings in Virginia, creating a landmark
location with largest allocation of expansion capability
Only commercial node with light-rail running through it
Largest concentration of institutions of higher education
and city offices outside the Municipal Center
Home of the Sandler Center for the Performing Arts, the
central library, and the city’s biggest post office.

At the Beginning

Town Center at Full Build-Out

Town Center Demographics
DEMOGRAPHICS 3 MILES 5 MILES 7 MILES
Total Population (2012) 127,449 287,068 444,563
# of Households 49,753 107,949 166,444
HHs w Incomes $75K+ 15,169 35,363 55,432
Median Age 35.1 34.7 34.6

True Income Levels
Income figures are under-reported due to the young age and number of retirees in the region who receive retirement pay while starting second careers around age 40
The U.S. Bureau of Economic Analysis (BEA) reports Total Personal Income (TPI) which goes beyond just income from one primary paycheck. TPI includes wages, dividends, interest, rents, pensions, and retirement plans
The adjusted Average Annual Household Income using Total Personal Income for the
City of Virginia Beach increases by 35% to $116,843 added to which the non-
monetary benefits such as VA Loans, free medical, use of commissary, etc. add to the disposable income available to a large segment of the population
Hampton Roads spends more on retail on a per capita basis because of this additional discretionary income

Conclusion
Armada Hoffler’s strategic position as the
preeminent developer and property owner
headquartered in Virginia Beach will enable it to
take advantage of
the strong economic foundations of Virginia;
the stable and growing, diversified economy in
Hampton Roads with
its young, fit and economically healthy population

The New Virginia Beach